PARTICIPATION AGREEMENT
                             -----------------------
                                      Among

                       VARIABLE INSURANCE PRODUCTS FUNDS,
                       ----------------------------------
                       FIDELITY DISTRIBUTORS CORPORATION,
                       ----------------------------------
                               ING PARTNERS, INC.,
                               -------------------
                    ING LIFE INSURANCE AND ANNUITY COMPANY,
                    ---------------------------------------
                  ING USA ANNUITY AND LIFE INSURANCE COMPANY,
                  -------------------------------------------
                        ING INSURANCE COMPANY OF AMERICA,
                        ---------------------------------
                        RELIASTAR LIFE INSURANCE COMPANY,
                        ---------------------------------
                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK,
                  ---------------------------------------------
                                       and

                    SECURITY LIFE OF DENVER INSURANCE COMPANY
                    -----------------------------------------

     THIS AGREEMENT, made and entered into as of the 11th day of November, 2004 by and among ING LIFE INSURANCE AND ANNUITY COMPANY, an insurance corporation organized and existing under the laws of the State of Connecticut, ING USA ANNUITY AND LIFE INSURANCE COMPANY, a life insurance company organized under the laws of the State of Delaware, ING INSURANCE COMPANY OF AMERICA, a life insurance company organized under the laws of the State of Florida, RELIASTAR LIFE INSURANCE COMPANY, a life insurance company organized under the laws of the State of Minnesota, RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a life insurance company organized under the laws of the State of New York, and SECURITY LIFE OF DENVER INSURANCE COMPANY, a life insurance company organized under the laws of the State of Colorado, (each referred to hereinafter as the "Company"), each on behalf of itself and certain of its segregated asset accounts set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"); and ING Partners, Inc. ("ING Partners"), an open-end management investment company organized under the laws of the State of Maryland, on behalf of its series set forth on Schedule A, as such schedule may be amended from time to time; and FIDELITY DISTRIBUTORS

CORPORATION (hereinafter the "Underwriter"), a Massachusetts corporation; and each of VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VARIABLE INSURANCE PRODUCTS FUND III, and VARIABLE INSURANCE PRODUCTS FUND IV, each an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (each referred to hereinafter as the "VIP Fund").

RECITALS
--------

     WHEREAS, each VIP Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies which have entered into participation agreements with the VIP Fund and the Underwriter (hereinafter "Participating Insurance Companies"); and

     WHEREAS, the beneficial interest in each VIP Fund is divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available under this Agreement, as may be amended from time to time by mutual agreement of the parties hereto (each such series hereinafter referred to as a "VIP Portfolio"); and

     WHEREAS, each VIP Fund has obtained an order from the Securities and Exchange Commission ("SEC"), dated October 15, 1985 (File No. 812-6102) or September 17, 1986 (File No. 812-6422), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b) (15) and 6e-3(T) (b) (15) thereunder, to the extent necessary to permit shares of the VIP Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the "VIP Shared Funding Exemptive Order"); and

     WHEREAS, each VIP Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

     WHEREAS, Fidelity Management & Research Company (the "Adviser") is duly registered as an investment adviser under the federal Investment Advisers Act of 1940 and any applicable state securities law; and

     WHEREAS, the variable life insurance and/or variable annuity products identified on Schedule A hereto ("Contracts") have been or will be registered by the

Company under the 1933 Act, unless such Contracts are exempt from registration thereunder; and

     WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid Contracts; and

     WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act, unless such Account is exempt from registration thereunder; and

     WHEREAS, the Company has registered or will register certain variable life insurance and/or variable annuity contracts ("Contracts") under the 1933 Act, unless such Contracts are exempt from registration thereunder, supported wholly or partially by the Accounts; and

     WHEREAS, ING Partners is registered as an open-end management investment company under the 1940 Act and its shares are registered under the 1933 Act; and

     WHEREAS, ING Partners has obtained an order from the Securities and Exchange Commission, dated December 12, 1998 (File No. 812-11196) granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the 1940 Act and Rules 6e-2(b) (15) and 6e-3(T) (b)
(15) thereunder, to the extent necessary to permit shares of ING Partners, including shares of each Feeder Portfolio, to be sold to and held by variable annuity and variable life insurance separate accounts, and by other types of investors eligible to purchase insurance-dedicated funds under section 817 of the Internal Revenue Code (hereinafter the "Feeder's Shared Funding Exemptive Order");

     WHEREAS, the shares of common stock of ING Partners are divided into several series of shares, each representing the interest in a particular portfolio of securities and other assets, and each series is comprised of one or more classes of shares currently consisting of the Initial Class, Adviser Class and Service Class, and each invests in securities in accordance with its investment objectives and policies, as described in the registration statement for its Portfolios; and

     WHEREAS, each series of ING Partners listed on Schedule A (each, a "Feeder Portfolio") has adopted an investment policy of holding as its only investment security shares of a corresponding VIP Portfolio as specified on Schedule A, and each such Feeder Portfolio has adopted the same investment objectives and fundamental investment policies as the corresponding VIP Portfolio; and

     WHEREAS, each Feeder Portfolio is managed and distributed by the Company or its affiliate(s), and is made available only to act as an investment vehicle for separate accounts established for Contracts to be offered by the Company, and may be offered to the Feeder Portfolios' investment advisers or their affiliates solely for purposes of making an initial investment to "seed" the Feeder Portfolio in order to enable the Feeder Portfolio to commence operations; and

     WHEREAS, the Underwriter is registered as a broker dealer with the SEC under the Securities Exchange Act of 1934, as amended, (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD"); and

     WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company desires to purchase shares in the Feeder Portfolios (which will in turn purchase shares of the corresponding VIP Portfolios) on behalf of each Account to fund certain of the aforesaid Contracts; and

     WHEREAS, the Underwriter is authorized to sell shares of the VIP Portfolios to each Feeder Portfolio at net asset value;

AGREEMENT
---------

     NOW, THEREFORE, in consideration of their mutual promises, the Company, ING Partners, the Underwriter and each VIP Fund agree as follows:

                          ARTICLE A. Form of Agreement
                                     -----------------

     Although the parties have executed this Agreement in the form of a Master Participation Agreement for administrative convenience, this Agreement shall create a separate participation agreement for each VIP Fund and each Company, as though each Company, ING Partners and the Distributor had executed a separate, identical form of participation agreement with each VIP Fund, and each VIP Fund, ING Partners and the Distributor had executed a separate, identical form of participation agreement with each Company. No rights, responsibilities or liabilities of any VIP Fund shall be attributed to any other VIP Fund; no rights, responsibilities or liabilities of any Company shall be attributed to any other Company.

                       ARTICLE I. Sale of VIP Fund Shares
                                  -----------------------

     1.1. The Underwriter agrees to sell to the respective Feeder Portfolio those shares of the VIP Fund which the Company orders on behalf of each Feeder Portfolio, executing such orders on a daily basis at the net asset value next computed after receipt by the VIP Fund or its designee of the order for the shares of the VIP Fund. For purposes of this Section 1.1, the Company shall be the designee of the VIP Fund and of ING Partners for receipt of such orders attributable to the Contracts and receipt by such designee in accordance with section 1.6 shall constitute receipt by the VIP Fund and ING Partners; provided that (a) the Company places such orders electronically in accordance with a mutually acceptable electronic trading agreement ("ETA"), or (b) solely in the event of the unavailability of the electronic trading system designated in the ETA, the VIP Fund receives notice of such order by 9:00 a.m. Boston time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the VIP Fund and ING Partners calculates portfolio net asset values pursuant to the rules of the Securities and Exchange Commission.

     1.2. The VIP Fund agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the ING Partners on those days on which the VIP Fund calculates its net asset value pursuant to rules of the SEC and the VIP Fund shall use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Trustees of the VIP Fund (hereinafter the "Board") may refuse to sell shares of any VIP Portfolio to any person, or suspend or terminate the offering of shares of any VIP Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such VIP Portfolio.

     1.3. The VIP Fund and the Underwriter agree that shares of the VIP Fund will be sold directly or indirectly only to Participating Insurance Companies and their separate accounts, or to other types of investors eligible to purchase insurance-dedicated funds under section 817 of the Internal Revenue Code, including insurance-dedicated feeder funds or similar arrangements. No shares of any Portfolio will be sold to the general public.

     1.4. The VIP Fund and the Underwriter will not sell VIP Fund shares directly or indirectly to any Participating Insurance Company or separate account unless an agreement containing provisions substantially the same as Articles I, III, V, VII and Section 2.7 of Article II of this Agreement is in effect to govern such sales.

     1.5. The VIP Fund agrees to redeem for cash, on ING Partners' request, any full or fractional shares of the VIP Fund held by ING Partners, executing such requests on a daily basis at the net asset value next computed after receipt by the VIP Fund or its designee of the request for redemption. For purposes of this
Section 1.5, the Company shall be the designee of the VIP Fund and of ING Partners for receipt of requests for redemption attributable to the Contracts, and receipt by such designee in accordance with section 1.6 shall constitute receipt by the VIP Fund and ING Partners; provided that the VIP Fund receives notice of such request for redemption in accordance with the procedures in section 1.1. Redemptions may be made in kind only with the written consent of all parties hereto. This section shall not apply to VIP Fund shares or share classes that are subject to redemption fees; however, ING Partners shall not purchase or redeem VIP Fund shares that are subject to redemption fees in the absence of an additional written agreement signed by all parties.

     1.6. The Company and ING Partners agree that purchases and redemptions of VIP Fund shares offered by the then current prospectus of the VIP Fund shall be made in accordance with the provisions of such prospectus. Without limiting the foregoing, the Company represents and warrants that all purchase and redemption orders it provides to ING Partners under sections 1.1 and 1.5, shall result solely from Contract Owner transactions fully received and recorded by the Company before the time as of which each applicable VIP Portfolio net asset value was calculated or from redemptions permitted under Section 10.4 of this Agreement; and ING Partners represents and warrants that all purchase and redemption orders it provides to the VIP Fund shall reflect orders placed by the Company in accordance with this section.

     1.7. ING Partners shall pay for VIP Fund shares on the next Business Day after an order to purchase VIP Fund shares is made in accordance with the provisions of Section 1.1 hereof. Payment shall be in federal funds transmitted by wire. For purpose of Sections 2.12 and 2.13, upon receipt by the VIP Fund of the federal funds so wired, such funds shall cease to be the responsibility of ING Partners and shall become the responsibility of the VIP Fund.

     1.8. Issuance and transfer of the VIP Fund's shares will be by book entry only. Stock certificates will not be issued to the Company or ING Partners. Shares ordered from the VIP Fund will be recorded in an appropriate title for each ING Partners Feeder Portfolio.

     1.9. The VIP Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to ING Partners, of any income, dividends or capital gain distributions payable on the VIP Fund's shares. ING Partners, on behalf of each Feeder Portfolio, hereby elects to receive all such income dividends and capital gain distributions as are payable on each VIP Portfolio shares in additional shares of that VIP Portfolio. ING Partners, on behalf of each Feeder Portfolio, reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The VIP Fund shall notify ING Partners of the number of shares so issued as payment of such dividends and distributions.

     1.10. The VIP Fund shall make the net asset value per share for each VIP Portfolio available to ING Partners on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. Boston time) and shall use its best efforts to make such net asset value per share available by 7 p.m. Boston time.

                   ARTICLE II. Representations and Warranties
                               ------------------------------

     2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act or are exempt from registration thereunder; that the Contracts will be issued and sold in compliance in all material respects with all applicable Federal and State laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under applicable state insurance laws and that each Account is either registered or exempt from registration as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

     2.2. The VIP Fund represents and warrants that VIP Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of Marylandand all applicable federal and state securities laws and that the VIP Fund is and shall remain registered under the 1940 Act. The VIP Fund shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The VIP Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the VIP Fund or the Underwriter.

     2.3. The VIP Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

     2.4. ING Partners represents and warrants that (a) Feeder Portfolio shares shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of Maryland and all applicable federal and state securities laws and that ING Partners is and shall remain registered under the 1940 Act; (b) it shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares; (c) it shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the ING Partners, its investment adviser or principal underwriter; and (d) it is lawfully organized and validly existing under the laws of Maryland, and it does and will comply in all material respects with the 1940 Act. ING Partners further represents and warrants that each Feeder Portfolio listed on Schedule A has adopted an investment policy of holding as its only investment security shares of a corresponding VIP Portfolio as specified on Schedule A, and that each such Feeder Portfolio has adopted the same investment objectives as, and fundamental investment policies no more restrictive than, those of the corresponding VIP Portfolio. ING Partners further represents and warrants that its principal underwriter (if any) is a broker-dealer registered under the 1934 Act.

     2.5. ING Partners represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Code and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the VIP Fund and the Underwriter immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future. ING Partners further represents and warrants that its shares will be sold directly or indirectly only to the Company and to the Accounts to fund Contracts, or to the Feeder Portfolios' investment advisers or their affiliates solely for purposes of making an initial investment to "seed" the Feeder Portfolio in order to enable the Feeder Portfolio to commence operations. No shares of any Feeder Portfolio will be sold to the general public.

     2.6. The Company represents that the Contracts are currently treated as endowment, life insurance or annuity insurance contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the VIP Fund and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

     2.7. (a) With respect to Initial Class shares, the VIP Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although it may make such payments in the future. The VIP Fund has adopted a "no fee" or "defensive" Rule 12b-1 Plan under which it makes no payments for distribution expenses. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the VIP Fund undertakes to have a board of trustees, a majority of whom are not interested persons of the VIP Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

     (b) With respect to Service Class shares and Service Class 2 shares, the VIP Fund has adopted Rule 12b-1 Plans under which it makes payments to finance distribution expenses. The VIP Fund represents and warrants that it has a board of trustees, a majority of whom are not interested persons of the VIP Fund, which has formulated and approved each of its Rule 12b-1 Plans to finance distribution expenses of the VIP Fund and that any changes to the VIP Fund's Rule 12b-1 Plans will be approved by a similarly constituted board of trustees.

     2.8. The VIP Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the VIP Fund represents that the VIP Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of Maryland and the VIP Fund and the Underwriter represent that their respective operations are and shall at all times remain in material compliance with the laws of the State of Maryland to the extent required to perform this Agreement.

     2.9. The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the VIP Fund shares in accordance with the laws of the Commonwealth of Massachusetts and all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

     2.10. The VIP Fund represents that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

     2.11. The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the VIP Fund in compliance in all material respects with the laws of the Commonwealth of Massachusetts and any applicable state and federal securities laws.

     2.12. The VIP Fund and Underwriter represent and warrant that all of their directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the VIP Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the VIP Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

     2.13. The Company and ING Partners each represents and warrants that all of its respective directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the VIP Fund are covered by a blanket fidelity bond or similar coverage for the benefit of ING Partners, in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

     2.14. The Company represents and warrants that it will use its best efforts to discourage market timing and other excessive or disruptive trading activity by third parties with power to act on behalf of multiple contract owners and by individual contract owners. The Company further represents and warrants that any annuity contract forms or variable life insurance policy forms not in use at the time of execution of this Agreement, but added to in the future via amendment of Schedule A hereto, will contain language reserving to the Company the right to refuse to accept instructions from persons that engage in market timing or other excessive or disruptive trading activity.

                ARTICLE III.  Prospectuses; Proxy Statements; Voting
                              --------------------------------------

     3.1. The Underwriter shall provide the Company with as many printed copies of the VIP Fund's current prospectus and Statement of Additional Information as the Company may reasonably request. If requested by the Company in lieu thereof, the Fund shall provide camera-ready film or an electronic file in a mutually agreeable format containing the VIP Fund's prospectus and Statement of Additional Information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or Statement of Additional Information for the VIP Fund is amended during the year) to have the prospectus, private offering memorandum or other Disclosure Document (as defined in section 4.7, below) for the Contracts, the Feeder Portfolio's prospectus and the VIP Fund's prospectus printed together in one document, and to have the Statements of Additional Information for the VIP Fund, Feeder Portfolio and the Contracts printed together in one document. Alternatively, the Company may print the VIP Fund's prospectus and/or its Statement of Additional Information in combination with other fund companies' prospectuses and statements of additional information. Except as provided in the following three sentences, all expenses of printing and distributing VIP Fund prospectuses and Statements of Additional Information shall be the expense of the Company. For VIP Fund prospectuses and Statements of Additional Information provided by the Company to its existing owners of Contracts in order to update disclosure annually as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the VIP Fund. If the Company or ING Partners chooses to receive camera-ready film or an electronic file in lieu of receiving printed copies of the VIP Fund's prospectus, the VIP Fund will reimburse the Company or ING Partners (but not both) in an amount equal to the product of A and B where A is the number of such prospectuses distributed to owners of the Contracts, and B is the VIP Fund's per unit cost of typesetting and printing the Fund's prospectus. The same procedures shall be followed with respect to the VIP Fund's Statement of Additional Information.

     The Company or ING Partners agrees to provide the VIP Fund or its designee with such information as may be reasonably requested by the Fund to assure that the VIP Fund's expenses do not include the cost of printing any prospectuses or Statements of Additional Information other than those actually distributed to existing owners of the Contracts.

     3.2. The VIP Fund's prospectus shall state that the Statement of Additional Information for the VIP Fund is available from the Underwriter or the Company (or in the VIP Fund's discretion, the Prospectus shall state that such Statement is available from the VIP Fund).

     3.3. The VIP Fund, at its expense, shall provide the Company with printable electronic copies of its reports to shareholders as soon as practicable after the financial statements are approved, to enable the Feeder Portfolio and Company to distribute these reports to Contract owners or other Feeder Portfolio shareholders.

     3.4. If and to the extent required by law the Company and Feeder Portfolio shall: (i) solicit voting instructions for VIP Fund proxy statements from Contract owners;

          (ii) vote the VIP Fund shares in accordance with instructions received from Contract owners; and (iii) vote VIP Fund shares for which no instructions have been received in a particular separate account in the same proportion as VIP Fund shares of such portfolio for which instructions have been received in that separate account, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. To the extent permitted by law, ING Partners reserves the right to vote: (a) VIP Fund shares held for the benefit of Feeder Portfolio shareholders other than the Accounts in accordance with voting instructions provided by such shareholder; and (b) VIP Fund shares held for the benefit of a Company's segregated asset account in accordance with the Company's voting instructions, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the VIP Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule B attached hereto and incorporated herein by this reference, which standards will also be provided to the other Participating Insurance Companies.

     3.5. The VIP Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the VIP Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the VIP Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the VIP Fund will act in accordance with the SEC's interpretation of the requirements of
Section 16(a) with respect to periodic elections of trustees and with whatever rules the SEC may promulgate with respect thereto.

     3.6. ING Partners will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular ING Partners will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the VIP Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, ING Partners will act in accordance with the SEC's interpretation of the requirements of
Section 16(a) with respect to periodic elections of trustees and with whatever rules the SEC may promulgate with respect thereto.

        ARTICLE IV. Disclosure Documents, Sales Material and Information
                    ----------------------------------------------------

     4.1. The Company shall furnish, or shall cause to be furnished, to the VIP Fund or its designee, each Disclosure Document and each piece of sales literature or other promotional material (as defined in section 4.7) in which the VIP Fund or its investment adviser or the Underwriter is named, at least fifteen (15) Business Days prior to its use. No such material shall be used if the VIP Fund or its designee reasonably objects to such use within five (5) Business Days after receipt of such material.

     4.2. The Company and ING Partners shall not give any information or make any representations or statements on behalf of the VIP Fund or concerning the VIP Fund in connection with the sale of the Contracts or any investment in the Feeder Portfolio shares other than the information or representations contained in the registration statement or prospectus for the VIP Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the VIP Fund, or in sales literature or other promotional material approved by the VIP Fund or its designee or by the Underwriter, except with the permission of the VIP Fund or the Underwriter or the designee of either.

     4.3. The VIP Fund, Underwriter, or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s) and/or ING Partners, is named at least fifteen (15) Business Days prior to its use. No such material shall be used if the Company or ING Partners or their designee reasonably objects to such use within five (5) Business Days after receipt of such material.

     4.4. The VIP Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, the Contracts, ING Partners or a Feeder Portfolio other than the information or representations contained in a Disclosure Document for the Contracts or such Feeder Portfolio, as such Disclosure Document(s) may be amended or supplemented from time to time, or in published reports for each Account or for the Feeder Portfolios which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

     4.5. The VIP Fund will provide to the Company at least one complete copy of all Disclosure Documents, shareholder reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the VIP Fund or its shares, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

     4.6. The Company and ING Partners will provide to the VIP Fund at least one complete copy of all Disclosure Documents, shareholder or Contract Owner reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to or affect any Feeder Portfolio, the Contracts or each Account, contemporaneously with the filing of such document with the SEC or other regulatory authorities or, if a Contract and its associated Account are exempt from registration, at the time such documents are first published.

     4.7. "Disclosure Documents" refers to any SEC registration statement, including any prospectus or Statement of Additional Information, and any private offering memorandum or other disclosure document used by the Company, ING Partners or the VIP Fund to solicit investors. The phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Company, a Contract, a Feeder Portfolio, a VIP Fund or any of their affiliates: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, telephone directories (other than routine listings) or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, performance reports or summaries, form letters, telemarketing scripts, seminar texts, reprints or excerpts of any other advertisement, sales literature, -------or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, shareholder reports and proxy materials.

                          ARTICLE V. Fees and Expenses
                                     -----------------

     5.1. The VIP Fund and Underwriter shall pay no fee or other compensation to the Company or ING Partners under this agreement, except that if the VIP Fund or any VIP Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts or ING Partners if and in amounts agreed to by the Underwriter in writing and such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter or other resources available to the Underwriter. No such payments shall be made directly by the VIP Fund.

     5.2. All expenses incident to performance by the VIP Fund under this Agreement shall be paid by the VIP Fund. The VIP Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the VIP Fund, in accordance with applicable state laws prior to their sale. The VIP Fund shall bear the expenses for the cost of registration and qualification of the VIP Fund's shares, preparation and filing of the VIP Fund's prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the VIP Fund's shares. The VIP Fund shall not be responsible for the costs of printing or distributing any materials to Contract Owners, except as provided in section
5.3 below.

     5.3. The Company shall bear the expenses of distributing all Disclosure Documents (including without limitation the VIP Fund Disclosure Documents) and the VIP Fund's shareholder reports, to owners of Contracts issued by the Company, to the extent such distribution is required by applicable law, provided that the Underwriter shall provide printed copies of materials to the extent required under Section 3.1. The VIP Fund shall bear the costs of soliciting VIP Fund proxy voting instructions from Contract owners with assets allocated to VIP Funds as of the record date, including the costs of mailing proxy materials and tabulating proxy voting instructions, not to exceed the costs charged by any service provider engaged by the VIP Fund for this purpose. The VIP Fund and the Underwriter shall not be responsible for the costs of any proxy solicitations other than proxies sponsored by the VIP Fund.

     5.4. All expenses incident to performance by ING Partners under this Agreement shall be paid by ING Partners or its Feeder Portfolios, as ING Partners deems appropriate. ING Partners shall see to it that all Feeder Portfolio shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by ING Partners, in accordance with applicable state laws prior to their sale. ING Partners or each Feeder Portfolio shall bear the expenses for the cost of registration and qualification of the Feeder Portfolio's shares, preparation and filing of the Feeder Portfolios' prospectuses and registration statements, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Feeder Portfolios' shares.

                           ARTICLE VI. Diversification
                                       ---------------

     6.1. The VIP Fund will at all times invest money from the Contracts and the Feeder Portfolios in such a manner as to enable the Contracts to be treated as variable contracts under the Code and the regulations issued thereunder, assuming that the Company and ING Partners comply with section 6.2 below. Without limiting the scope of the foregoing, the VIP Fund will at all times comply with Section 817(h) of the Code and Treasury Regulation 1.817-5 and any amendments or modifications thereto, all of which relate to the investment diversification requirements for variable annuity, endowment, or life insurance contracts and to parties eligible to own VIP Fund shares. In the event of a breach of this Section 6.1 by the VIP Fund, it will take all reasonable steps
(a) to notify Company of such breach and (b) to adequately diversify the VIP Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

     6.2 The Company and ING Partners will at all times ensure that the Contracts and Accounts remain eligible to "look-through" the Accounts and the Feeder Portfolios, respectively, to the VIP Fund investment portfolio for purposes of investment diversification under Section 817(h) of the Code and Regulation 1.817-5 thereunder. In the event of a breach of this Section 6.2, the Company and ING Partners will take all reasonable steps (a) to notify VIP Fund of such breach and (b) to remedy the breach so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

                        ARTICLE VII. Potential Conflicts
                                     -------------------

     7.1. The VIP Fund Board will monitor the VIP Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing directly or indirectly in the VIP Fund. An irreconcilable material conflict may arise for a variety of reasons, including:
(a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities;
(c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any VIP Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The VIP Fund Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

     7.2. The Company will report any potential or existing conflicts of which it is aware to the VIP Fund Board. The Company will assist the VIP Fund Board in carrying out its responsibilities under the VIP Shared Funding Exemptive Order, by providing the VIP Fund Board with all information reasonably necessary for the VIP Fund Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the VIP Fund Board whenever contract owner voting instructions are disregarded.

     7.3. If it is determined by a majority of the VIP Fund Board, or a majority of its disinterested trustees, that a material irreconcilable conflict exists, the Company and ING Partners, and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including:
(1), withdrawing the assets allocable to some or all of the separate accounts from the VIP Fund or any VIP Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another VIP Portfolio of the VIP Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2), establishing a new registered management investment company or managed separate account.

     7.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company and ING Partners may be required, at the VIP Fund's election, to withdraw the affected Account's and Feeder Portfolio's investment in the VIP Fund and terminate this Agreement with respect to such Account, ING Partners and/or such Feeder Portfolio; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the VIP Fund Board. Any such withdrawal and termination must take place within six (6) months after the VIP Fund gives written notice that this provision is being implemented, and until the end of that six month period the Underwriter and VIP Fund shall continue to accept and implement orders by the Company, on behalf of the Feeder Portfolio, for the purchase (and redemption) of shares of the VIP Fund.

     7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's, or ING Partners' or Feeder Portfolio's, investment in the VIP Fund and terminate this Agreement with respect to such Account or Feeder Portfolio within six months after the VIP Fund Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the VIP Fund Board. Until the end of the foregoing six month period, the Underwriter and VIP Fund shall continue to accept and implement orders by the Company, on behalf of the Feeder Portfolio, for the purchase (and redemption) of shares of the VIP Fund.

     7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the VIP Fund Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the VIP Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the VIP Fund Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account's, and/or ING Partners' or Feeder Portfolio's, investment in the VIP Fund and terminate this Agreement within six (6) months after the VIP Fund Board informs the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the VIP Fund Board.

     7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the VIP Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the VIP Shared Funding Exemptive Order, then (a) the VIP Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

                          ARTICLE VIII. Indemnification
                                        ---------------
                8.1.  Indemnification By The Company
                      ------------------------------

     8.1(a). The Company agrees to indemnify and hold harmless the VIP Fund, each trustee of the VIP Fund Board, and VIP Fund officers and each person, if any, who controls the VIP Fund within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of, or investment in, the VIP Fund's shares or any Feeder Portfolio's shares through the Accounts or the Contracts, or to the sale or acquisition of, or investment in the Contracts, and:

     (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Disclosure Documents for the Contracts or any Feeder Portfolio, or contained in the Contracts or sales literature or other promotional material for the Contracts or any Feeder Portfolio (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the VIP Fund for use in any Disclosure Document relating to the Contracts or any Feeder Portfolio or in the Contracts or sales literature or other promotional material (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts, Feeder Portfolio shares or VIP Fund shares; or

     (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of the VIP Fund not supplied by the Company, or persons under its control) or wrongful conduct of ING Partners, the Company or persons under its control, with respect to the sale or distribution of the Contracts, Feeder Portfolio shares or VIP Fund shares; or

     (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Disclosure Document or sales literature of the VIP Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to the VIP Fund by or on behalf of the Company or ING Partners; or

     (iv) arise as a result of any failure by the Company or ING Partners to provide the services and furnish the materials under the terms of this Agreement; or

     (v) arise out of or result from any material breach of any representation and/or warranty made by the Company or ING Partners in this Agreement or arise out of or result from any other material breach of this Agreement by the Company or ING Partners, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

     8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any party to this Agreement, whichever is applicable.

     8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the VIP Fund shares, Feeder Portfolio shares or the Contracts or the operation of the VIP Fund, ING Partners or the Accounts.

                8.2.  Indemnification by the Underwriter
                      ----------------------------------

     8.2(a). The Underwriter agrees to indemnify and hold harmless ING Partners, the Company and each of their respective directors/trustees and officers and each person, if any, who controls the Company or the Feeder Portfolios within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of, or investment in, the VIP Fund's shares or any Feeder Portfolio's shares through the Accounts or the Contracts, or to the sale or acquisition of, or investment in the Contracts, and:

     (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Disclosure Documents or prospectus or sales literature or other promotional material of the VIP Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or VIP Fund by or on behalf of the Company or ING Partners for use in the registration statement or prospectus for the VIP Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts, Feeder Portfolio shares or VIP Fund shares; or

     (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Disclosure Documents or sales literature or other promotional material for the Contracts or for the Feeder Portfolios not supplied by the Underwriter or persons under its control) or wrongful conduct of the VIP Fund, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts, Feeder Portfolio shares or VIP Fund shares; or

     (iii)arise out of any untrue statement or alleged untrue statement of a material fact contained in a Disclosure Document or sales literature or other promotional material covering the Contracts or the Feeder Portfolios, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company or ING Partners by or on behalf of the VIP Fund; or

     (iv) arise as a result of any failure by the VIP Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or

     (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

     8.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to any party under this Agreement, whichever is applicable.

     8.2(c). The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.2(d). The Company and ING Partners each agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the VIP Fund shares, Feeder Portfolio shares or the Contracts or the operation of the VIP Fund, ING Partners or the Accounts.

                8.3. Indemnification By the VIP Fund
                     -------------------------------

     8.3(a). The VIP Fund agrees to indemnify and hold harmless ING Partners, the Company, and each of their directors/trustees and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the VIP Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the VIP Fund Board or any member thereof, are related to the operations of the VIP Fund and:

     (i) arise as a result of any failure by the VIP Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure to comply with the diversification requirements specified in Section 6.1 of this Agreement);or

     (ii) arise out of or result from any material breach of any representation and/or warranty made by the VIP Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the VIP Fund;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

     8.3(b). The VIP Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to any party under this Agreement, whichever is applicable.

     8.3(c). The VIP Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the VIP Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the VIP Fund of any such claim shall not relieve the VIP Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the VIP Fund will be entitled to participate, at its own expense, in the defense thereof. The VIP Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the VIP Fund to such party of the VIP Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the VIP Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.3(d). The Company, ING Partners and the Underwriter agree promptly to notify the VIP Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the VIP Fund shares, Feeder Portfolio shares or the Contracts or the operation of the VIP Fund, ING Partners or the Accounts.

                8.4. Indemnification By ING Partners
                     -------------------------------

     8.4 (a). ING Partners agrees to indemnify and hold harmless the VIP Fund and each of its directors and officers and each person, if any, who controls the VIP Fund within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.4) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of ING Partners) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the ING Partners Board or any member thereof, are related to the operations of ING Partners and:

     (i) arise as a result of any failure by ING Partners to provide the services and furnish the materials under the terms of this Agreement (including a failure to comply with the diversification requirements specified in Section 6.2 of this Agreement);or

     (ii) arise out of or result from any material breach of any representation and/or warranty made by ING Partners in this Agreement or arise out of or result from any other material breach of this Agreement by the ING Partners';

as limited by and in accordance with the provisions of Sections 8.4(b) and 8.4(c) hereof.

     8.4(b). ING Partners shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to any party under this Agreement, whichever is applicable.

     8.4(c). ING Partners shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified ING Partners in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the ING Partners' of any such claim shall not relieve ING Partners from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, ING Partners will be entitled to participate, at its own expense, in the defense thereof. ING Partners also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from ING Partners to such party of ING Partners' election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and ING Partners will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.4(d). The Company, the VIP Fund and the Underwriter agree promptly to notify ING Partners of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the VIP Fund shares, Feeder Portfolio shares or the Contracts or the operation of the VIP Fund, ING Partners or the Accounts.

                           ARTICLE IX. Applicable Law
                                       --------------

     9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

     9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, the VIP Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

                             ARTICLE X. Termination
                                        -----------

     10.1. This Agreement shall continue in full force and effect until the first to occur of:

     (a) termination by any party for any reason by four (4) months' advance written notice delivered to the other parties, or such other time as the parties may mutually agree; or

     (b) termination by the Company or ING Partners by written notice to the VIP Fund and the Underwriter with respect to any VIP Portfolio based upon the Company's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

     (c) termination by the Company or ING Partners by written notice to the VIP Fund and the Underwriter with respect to any VIP Portfolio in the event any of such Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

     (d) termination by the Company or ING Partners by written notice to the VIP Fund and the Underwriter with respect to any VIP Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the VIP Fund may fail to so qualify; or

     (e) termination by the Company or ING Partners by written notice to the VIP Fund and the Underwriter with respect to any VIP Portfolio in the event that such Portfolio fails to meet the diversification requirements specified in Article VI hereof; or

     (f) termination by either the VIP Fund or the Underwriter by written notice to the Company and ING Partners, if either one or both of the VIP Fund or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that ING Partners, the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

     (g) termination by the Company or ING Partners by written notice to the VIP Fund and the Underwriter, if the Company or ING Partners' shall determine, in its sole judgment exercised in good faith, that either the VIP Fund or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

     (h) termination by the Underwriter or VIP Fund by written notice to the Company and ING Partners with respect to any Feeder Portfolio in the event that such Portfolio fails to meet the diversification requirements specified in Section 6.2 hereof;

     (i) termination by the Underwriter or VIP Fund by written notice to the Company and ING Partners in the event ING Partners has breached its representations or warranties under Article II of this Agreement, EXCEPT any action changing a Feeder Portfolio's policy of investing exclusively in a VIP Portfolio, which shall be handled in accordance with section 10.5 below.

     10.2. Notwithstanding any termination of this Agreement under section 10.1, the VIP Fund and the Underwriter shall at the option of the Company or ING Partners, continue to make available additional shares of the VIP Fund pursuant to the terms and conditions of this Agreement, to the extent necessary to fund all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted, through the Feeder Portfolio, to reallocate investments in the VIP Fund, redeem investments in the VIP Fund and/or invest in the VIP Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this
Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

     10.3. The provisions of Articles II (Representations and Warranties), VIII (Indemnification), IX (Applicable Law) and XII (Miscellaneous) shall survive termination of this Agreement. In addition, all other applicable provisions of this Agreement shall survive termination as long as shares of the VIP Fund are held by the Feeder Portfolio and on behalf of Contract owners in accordance with section 10.2, except that the VIP Fund and Underwriter shall have no further obligation to make VIP Fund shares available to the ING Partners' to fund Contracts issued after termination.

     10.4. The Company and ING Partners, on behalf of the Feeder Portfolios, shall not redeem VIP Fund shares attributable to the Contracts (as opposed to VIP Fund shares attributable to the Company's assets held in the Account) except
(i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption") or (iii) as necessary to effect a separate account transaction that is permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act or (iv) in connection with an action of the ING Partners Board or shareholders of ING Partners or a Feeder Portfolio, as appropriate, to change a Feeder Portfolio's investment policy of investing exclusively in a VIP Portfolio.

Upon request, the Company will promptly furnish to the VIP Fund and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the VIP Fund and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Feeder Portfolio that invests exclusively in a VIP Portfolio that was otherwise available under the Contracts without first giving the VIP Fund or the Underwriter 90 days notice of its intention to do so.

     10.5 In the event of any change in a Feeder Portfolio's policy of investing exclusively in a VIP Portfolio, any party shall have the right to terminate this Agreement as to such Feeder Portfolio and VIP Portfolio immediately upon the effective date of such change. No such change shall be made effective until all parties have received at least sixty (60) days advance written notice. Upon the effective date of such change, the Distributor and VIP Fund may decline any order for the purchase of additional shares of the affected VIP Portfolio, and any party may require the redemption of all VIP Portfolio shares held by the Feeder Portfolio.

                               ARTICLE XI. Notices
                                           -------

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

                If to the VIP Fund:
                      82 Devonshire Street
                      Boston, Massachusetts  02109
                      Attention:  Treasurer

                If to ING Partners:
                      7337 E. Doubletree Ranch Road
                      Scottsdale, Arizona  85258
                      Attention: James Hennessy

                If to a Company:
                      ING Life Insurance and Annuity Company
                      151 Farmington Avenue, TS41
                      Hartford, Connecticut  06156
                      Attention: Laurie Tillinghast

                      Reliastar Life Insurance Company
                      151 Farmington Avenue, TS31
                      Hartford, Connecticut  06156
                      Attention: Counsel

                      ING USA Annuity and Life Insurance Company
                      1475 Dunwoody Drive
                      West Chester, PA 19380
                      Attention: Counsel

                      Reliastar Life Insurance Company of New York
                      151 Farmington Avenue, TS31
                      Hartford, Connecticut  06156
                      Attention: Counsel

                      ING Insurance Company of America
                      151 Farmington Avenue, TS31
                      Hartford, Connecticut  06156
                      Attention: Counsel

                      Security Life of Denver Insurance Company
                      151 Farmington Avenue, TS31
                      Hartford, Connecticut  06156
                      Attention: Counsel

                  If to the Underwriter:
                      82 Devonshire Street
                      Boston, Massachusetts  02109
                      Attention:  Treasurer

                           ARTICLE XII. Miscellaneous
                                        -------------

     12.1 All persons dealing with the VIP Fund must look solely to the property of the VIP Fund for the enforcement of any claims against the VIP Fund as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the VIP Fund.

     12.2 Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

     12.3 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     12.4 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     12.5 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     12.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish a state or federal regulator with appropriate jurisdiction, with any information or reports in connection with services provided under this Agreement which such regulator may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with applicable laws or regulations.

     12.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

     12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Underwriter may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Underwriter, if such assignee is duly licensed and registered to perform the obligations of the Underwriter under this Agreement. The Company shall promptly notify the VIP Fund and the Underwriter of any change in control of the Company.

     12.9. The Company shall furnish, or shall cause to be furnished, to the VIP Fund or its designee copies of the following reports:

     (a) the Company's annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles ("GAAP"), if any), as soon as practical and in any event within 90 days after the end of each fiscal year;

     (b) the Company's quarterly statements (statutory) (and GAAP, if any), as soon as practical and in any event within 45 days after the end of each quarterly period:

     (c) any financial statement, proxy statement, notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;

     (d) any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof;

     (e) any other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative.

ING LIFE INSURANCE AND ANNUITY        RELIASTAR LIFE INSURANCE COMPANY
 COMPANY

By:  /s/James M. Hennessy              By:
     --------------------                 ------------------------
Name:   James M. Hennessy              Name:
     --------------------                    ---------------------
Its:                                   Its:
     -------------------                    ----------------------

ING USA ANNUITY AND LIFE INSURANCE    RELIASTAR LIFE INSURANCE COMPANY
 COMPANY                                OF NEW YORK

By:                                    By:
     ---------------------                ------------------------
Name:                                  Name:
     -------------------                    ----------------------
Its:                                   Its:
     ---------------------------            ----------------------

ING INSURANCE COMPANY OF AMERICA      SECURITY LIFE OF DENVER INSURANCE COMPANY

By:                                     By:
     -------------------                   -----------------------
Name:                                   Name:
     -------------------                     ---------------------
Its:                                   Its:
     -------------------                    ----------------------

                                      ING PARTNERS, INC.

                                       By:  /s/James M. Hennessy
                                            ----------------------
                                       Name:   James M. Hennessy
                                            ----------------------
                                       Its:
                                            ----------------------

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative.

ING LIFE INSURANCE AND ANNUITY        RELIASTAR LIFE INSURANCE COMPANY
 COMPANY

By:                                    By:/s/Shaun P. Mathews
     --------------------                 ------------------------
Name:                                  Name: Shaun P. Mathews
     --------------------                    ---------------------
Its:                                   Its:  Senior Vice President
     -------------------                     ---------------------

ING USA ANNUITY AND LIFE INSURANCE    RELIASTAR LIFE INSURANCE COMPANY
 COMPANY                                OF NEW YORK

By:                                    By:/s/Shaun P. Mathews
     ---------------------                ------------------------
Name:                                  Name: Shaun P. Mathews
     -------------------                     ----------------------
Its:                                   Its:  Senior Vice President
     ---------------------------             ----------------------

ING INSURANCE COMPANY OF AMERICA      SECURITY LIFE OF DENVER INSURANCE COMPANY

By:  /s/Shaun P. Mathews                By:
     -------------------                   -----------------------
Name:   Shaun P. Mathews                Name:
     -------------------                     ---------------------
Its: Senior Vice President              Its:
     ---------------------                  ----------------------

                                      ING PARTNERS, INC.

                                       By:
                                            ----------------------
                                       Name:
                                            ----------------------
                                       Its:
                                            ----------------------

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative.

ING LIFE INSURANCE AND ANNUITY        RELIASTAR LIFE INSURANCE COMPANY
 COMPANY

By:                                    By:
     -------------------                  ------------------------
Name:                                  Name:
     -------------------                    ----------------------
Its:                                   Its:
     -------------------                    ----------------------

ING USA ANNUITY AND LIFE INSURANCE    RELIASTAR LIFE INSURANCE COMPANY
 COMPANY                                OF NEW YORK

By:  /s/Lawrence D. Taylor             By:
     ---------------------                ------------------------
Name: Lawrence D. Taylor               Name:
     -------------------                    ----------------------
Its:  Vice President and Actuary       Its:
     ---------------------------            ----------------------

ING INSURANCE COMPANY OF AMERICA      SECURITY LIFE OF DENVER INSURANCE COMPANY

By:                                     By:/s/Lawrence D. Taylor
     -------------------                   -----------------------
Name:                                   Name:Lawrence D. Taylor
     -------------------                     ---------------------
Its:                                   Its: Vice President and Actuary
     -------------------                    --------------------------

                                      ING PARTNERS, INC.

                                       By:
                                            ----------------------
                                       Name:
                                            ----------------------
                                       Its:
                                            ----------------------

                                      VARIABLE INSURANCE PRODUCTS FUND,
                                      VARIABLE INSURANCE PRODUCTS FUND II,
                                      VARIABLE INSURANCE PRODUCTS FUND III, and
FIDELITY DISTRIBUTORS CORPORATION     VARIABLE INSURANCE PRODUCTS FUND IV


By:  /s/D Holborn                      By:  /s/Christine Reynold
     ------------                           ---------------------
Name:  D Holborn                       Name: Christine Reynold
     ------------                           ---------------------
Its:                                   Its:
     ------------                           ---------------------

Schedule A
----------

        Life Insurance Company
        ----------------------

---- -------------------- --------------------------- --------------------------
     VIP Portfolio Name   Feeder Portfolio Using VIP  Separate Accounts Using
                          Portfolio                   Feeder Portfolio
---- -------------------- --------------------------- --------------------------
1.
---- -------------------- --------------------------- --------------------------
2.
---- -------------------- --------------------------- --------------------------
3.
---- -------------------- --------------------------- --------------------------
4.
---- -------------------- --------------------------- --------------------------


        Life Insurance Company
        ----------------------

---- -------------------- --------------------------- --------------------------
     VIP Portfolio Name   Feeder Portfolio Using VIP  Separate Accounts Using
                          Portfolio                   Feeder Portfolio
---- -------------------- --------------------------- --------------------------
1.
---- -------------------- --------------------------- --------------------------
2.
---- -------------------- --------------------------- --------------------------
3.
---- -------------------- --------------------------- --------------------------
4.
---- -------------------- --------------------------- --------------------------

                                   SCHEDULE B
                             PROXY VOTING PROCEDURE

The following is a list of procedures and corresponding responsibilities for the handling of proxies relating to the VIP Fund by the Underwriter, the VIP Fund, the ING Partners and the Company. The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term "Company" shall also include (a) the department or third party assigned by the Insurance Company to perform the steps delineated below, and (b) the ING Partners, which is obligated to provide information and vote VIP Fund shares in accordance with the Company's voting instructions.

     1. The number of proxy proposals is given to the Company by the Underwriter as early as possible before the date set by the VIP Fund for the shareholder meeting to facilitate the establishment of tabulation procedures. At this time the Underwriter will inform the Company of the Record, Mailing and Meeting dates. This will be done verbally approximately two months before meeting.

     2. Promptly after the Record Date, the Company will perform a "tape run", or other activity, which will generate the names, addresses and number of units which are attributed to each contractowner/policyholder (the "Customer") as of the Record Date. Allowance should be made for account adjustments made after this date that could affect the status of the Customers' accounts as of the Record Date.

          Note: The number of proxy statements is determined by the activities described in Step #2. The Company will use its best efforts to call in the number of Customers to Fidelity, as soon as possible, but no later than two weeks after the Record Date.

     3. The VIP Fund's Annual Report no longer needs to be sent to each Customer by the Company either before or together with the Customers' receipt of a proxy statement. Underwriter will provide the last Annual Report to the Company pursuant to the terms of Section 3.3 of the Agreement to which this Schedule relates.

     4. The text and format for the Voting Instruction Cards ("Cards" or "Card") is provided to the Company by the VIP Fund. The Company shall produce and personalize the Voting Instruction Cards. The Legal Department of the Underwriter or its affiliate ("Fidelity Legal") must approve the Card before it is printed. Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:

          a.   name (legal name as found on account registration)
          b.   address
          c.   VIP Fund or account number
          d.   coding to state number of units

          e. individual Card number for use in tracking and verification of votes (already on Cards as printed by the VIP Fund)
(This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

     5. During this time, Fidelity Legal will develop, produce, and the VIP Fund will pay for the Notice of Proxy and the Proxy Statement (one document). Printed and folded notices and statements will be sent to Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Insurance Company). Contents of envelope sent to Customers by Company will include:

          a.   Voting Instruction Card(s)
          b.   One proxy notice and statement (one document)
          c. return envelope (postage pre-paid by Company) addressed to the Company or its tabulation agent
          d. "urge buckslip" - optional, but recommended. (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important. One copy will be supplied by the VIP Fund.)
          e. cover letter - optional, supplied by Company and reviewed and approved in advance by Fidelity Legal.

     6. The above contents should be received by the Company approximately 3-5 business days before mail date. Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness. Copy of this approval sent to Fidelity Legal.

     7.   Package mailed by the Company.
          * The VIP Fund must allow at least a 15-day solicitation time to the Company as the shareowner. (A 5-week period is recommended.) Solicitation time is calculated as calendar days from (but not including) the meeting, counting backwards.

     8. Collection and tabulation of Cards begins. Tabulation usually takes place in another department or another vendor depending on process used. An often used procedure is to sort Cards on arrival by proposal into vote categories of all yes, no, or mixed replies, and to begin data entry.

          Note: Postmarks are not generally needed. A need for postmark information would be due to an insurance company's internal procedure and has not been required by Fidelity in the past.

     9. Signatures on Card checked against legal name on account registration which was printed on the Card.

          Note: For Example, If the account registration is under "Bertram C. Jones, Trustee," then that is the exact legal name to be printed on the Card and is the signature needed on the Card.

     10. If Cards are mutilated, or for any reason are illegible or are not signed properly, they are sent back to Customer with an explanatory letter, a new Card and return envelope. The mutilated or illegible Card is disregarded and considered to be not received for purposes of vote tabulation. Any Cards that have "kicked out" (e.g. mutilated, illegible) of the procedure are "hand verified," i.e., examined as to why they did not complete the system. Any questions on those Cards are usually remedied individually.

     11. There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation. The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may then be calculated. If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur. This may entail a recount.

     12. The actual tabulation of votes is done in units which is then converted to shares. (It is very important that the VIP Fund receives the tabulations stated in terms of a percentage and the number of shares.) Fidelity Legal must review and approve tabulation format.

     13. Final tabulation in shares is verbally given by the Company to Fidelity Legal on the morning of the meeting not later than 10:00 a.m. Boston time. Fidelity Legal may request an earlier deadline if required to calculate the vote in time for the meeting.

     14. A Certification of Mailing and Authorization to Vote Shares will be required from the Company as well as an original copy of the final vote. Fidelity Legal will provide a standard form for each Certification.

     15. The Company will be required to box and archive the Cards received from the Customers. In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, Fidelity Legal will be permitted reasonable access to such Cards.

     16. All approvals and "signing-off" may be done orally, but must always be followed up in writing.